Exhibit 99.1

Edwards Lifesciences Corporation One Edwards Way • Irvine, CA USA •92614 Phone: 949.250.2500 • Fax: 949.250.2525 www.edwards.com

FOR IMMEDIATE RELEASE

Media Contact:  Sarah Huoh, 949-250-5070

Investor Contact:  David K. Erickson, 949-250-6826

EDWARDS LIFESCIENCES ANNOUNCES PRELIMINARY THIRD QUARTER 2012 SALES

IRVINE, Calif., October 8, 2012 — Edwards Lifesciences Corporation (NYSE: EW), the global leader in the science of heart valves and hemodynamic monitoring, announced today that based on preliminary financial data, the Company estimates total sales of  $448 million for the quarter ended September 30, 2012.  This represents a growth rate of approximately 9 percent, or 14 percent excluding the impact of foreign exchange.  This compares to the Company’s guidance of $465 million to $485 million provided during its second quarter earnings conference call on July 24, 2012.  Transcatheter heart valve sales were below expectations for the third quarter, with global sales estimated at $124 million, including U.S. sales of $55 million.

Commenting on the transcatheter heart valve sales results, Michael A. Mussallem, chairman and CEO, stated, “In Europe, austerity measures tempered procedural volumes, resulting in underlying1 sales comparable to the same period a year ago.  In the U.S., we are pleased with the overall progress of the launch, with training of commercial sites continuing as planned and procedural success rates remaining high.  However, under the provisions of the National Coverage Decision (NCD), there was no reimbursement for inoperable patients without femoral access.  A clinical protocol that would allow reimbursement for this sizable group of patients was expected earlier; it is now anticipated in the next several weeks.  Additionally, due to the requirement that a full Heart Team be present for every procedure, summer vacations had a more pronounced effect.

“Despite the third-quarter sales shortfall, we anticipate a strong rebound in the fourth quarter. The pending FDA approval to expand the indication to treat U.S. high-risk patients with SAPIEN, as well as the recent addition of our larger 29mm valve and a third delivery approach to our clinical trial, will make this therapy available to a considerably broader group of patients.  Assuming this FDA approval happens early this quarter, for full-year 2012, we expect to achieve the low end of both our current global THV sales guidance of $550 million to $600 million, and our U.S. THV sales guidance of $240 million to $260 million.  We remain enthusiastic about the potential of this transformative technology to improve the lives of many of the patients who suffer from severe aortic stenosis,” Mussallem said.

Conference Call and Webcast Information

Edwards Lifesciences plans to release its third quarter 2012 results on Friday, October 19, 2012 after the close of the market.  The Company will host a conference call that same day at 5:00 p.m. ET to discuss its results.  To participate in the conference call, dial (877) 407-8037 or (201) 689-8037.  For 72 hours following the call, an audio replay can be accessed by dialing (877) 660-6853 or (201) 612-7415 and using conference number 401685.  The call will also be available via live or archived webcast on the “Investor Relations” section of the Edwards web site at www.edwards.com or www.edwards.com/InvestorRelations.

About Edwards Lifesciences

Edwards Lifesciences is the global leader in the science of heart valves and hemodynamic monitoring.  Driven by a passion to help patients, the company partners with clinicians to develop innovative technologies in the areas of structural heart disease and critical care monitoring that enable them to save and enhance lives. Additional company information can be found at www.edwards.com.

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements can sometimes be identified by the use of words such as “may,” “will,” “should,” “anticipate,” “believe,” “plan,” “project,” “estimate,” “expect,” “intend,” “guidance,” “outlook,” “optimistic,” “aspire,” “confident” or other forms of these words or similar expressions and include, but are not limited to, statements made by Mr. Mussallem, and the Company’s financial goals or expectations. Forward-looking statements are based on estimates and assumptions made by management of the Company and are believed to be reasonable, though they are inherently uncertain and difficult to predict. Our forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement. If the Company does update or correct one or more of these statements, investors and others should not conclude that the Company will make additional updates or corrections.

Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements. Factors that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements include uncertainties associated with the timing and extent of regulatory approvals and reimbursement levels for the SAPIEN valve; the ability of the Company to lead in the development of the THV field; the Company’s success expanding its markets, creating new market opportunities for its products and avoiding manufacturing and quality issues; the availability and quality of competitive products; the impact of currency exchange rates; the timing or results of pending or future clinical trials; actions by the U.S. Food and Drug Administration and other regulatory agencies; economic developments in key markets, such as Europe; unexpected litigation results or expense; and other risks detailed in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2011, which are available at edwards.com.

This press release also contains preliminary sales results for the third quarter of 2012. Preliminary results are our estimates of actual results based on currently available information. We have not completed our normal quarterly closing and review procedures. While we believe our preliminary results are meaningful, they could be materially different from our actual results. In addition, you should be aware that preliminary results cover only a subset of all of the financial and operating information that will be included with our actual results.

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To supplement the consolidated financial results prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), the Company uses non-GAAP historical financial measures. The Company uses the term “underlying” when referring to non-GAAP sales information, which excludes discontinued and acquired products and foreign exchange fluctuations. Results that exclude the impact of foreign exchange are also non-GAAP measures.  Management does not consider the excluded items part of day-to-day business or reflective of the core operational activities of the Company as they result from transactions outside the ordinary course of business. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a more meaningful, consistent comparison of the Company’s core operating results and trends for the periods presented. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and reflect an additional way of viewing aspects of the company’s operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting the company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with generally accepted accounting principles. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies. A reconciliation of non-GAAP sales to GAAP sales is provided in the table below.

(1) “Underlying” amounts are non-GAAP items and in this press release exclude exchange fluctuations. See the reconciliation below.

Edwards, Edwards Lifesciences, the stylized E logo, Edwards SAPIEN, and SAPIEN are trademarks of Edwards Lifesciences Corporation.

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EDWARDS LIFESCIENCES CORPORATION

Unaudited Reconciliation of GAAP to Non-GAAP Financial Information

($ in millions)

GAAP TO NON-GAAP SALES GROWTH TABLE

	Three Months Ended
	September 30,		Year over Year
	2012	2011	Growth Rate *
GAAP Total Sales	$448	$413	9%

Reconciling item:

Foreign Exchange	—	$(20)	5%

Non-GAAP Total Sales	$448	$393	14%

* Numbers may not calculate due to rounding.